Defined Benefit Pension Plans (Text Block)	12 Months Ended
Dec. 31, 2011
General Discussion of Pension and Other Postretirement Benefits [Abstract]
Defined Benefit Pension Plans [Text Block]
Defined Benefit Pension Plans

We sponsor both funded and unfunded defined benefit pension plans for our international employees, primarily in Germany, France, Italy, Indonesia, and Spain, offering death and disability, retirement, and special termination benefits. The defined benefit obligation is calculated annually by using the projected unit credit method. The measurement date for the pension plans was December 31, 2011.
Our general funding policy for these qualified pension plans is to contribute amounts sufficient to satisfy regulatory funding standards of the respective countries for each plan. We contributed $520,000 and $519,000 to the defined benefit pension plans for the years ended December 31, 2011 and 2010, respectively. Assuming that actual plan asset returns are consistent with our expected rate of return in 2011 and beyond, and that interest rates remain constant, we expect to contribute approximately $524,000 in 2012 to our defined benefit pension plans.

The following tables summarize the benefit obligation, plan assets, funded status of the defined benefit plans, amounts recognized in the Consolidated Balance Sheets and amounts recognized in accumulated other comprehensive income (loss) at December 31, 2011 and 2010.

	Year Ended December 31,
	2011	2010
	(in thousands)
Change in benefit obligation:
Benefit obligation at January 1,	$71,388	$73,262
Service cost	2,512	1,980
Interest cost	3,754	3,490
Actuarial loss	(597)	1,710
Benefits paid	(4,898)	(4,403)
Foreign currency exchange rate changes	(1,338)	(5,860)
Other	1,780	1,209
Benefit obligation at December 31,	$72,601	$71,388
Change in plan assets:
Fair value of plan assets at January 1,	$7,694	$7,860
Actual return on plan assets	427	210
Company contributions	520	519
Benefits paid	(516)	(283)
Foreign currency exchange rate changes	(145)	(612)
Fair value of plan assets at December 31,	7,980	7,694
Ending balance at fair value (net pension plan benefit liability)	$64,621	$63,694

Our defined benefit pension plans are denominated in the functional currencies of the respective countries in which the plans are sponsored; therefore, the balances increase or decrease, with a corresponding change in OCI, due to changes in foreign currency exchange rates. Amounts recognized on the Consolidated Balance Sheets consist of:

	At December 31,
	2011	2010
	(in thousands)
Plan assets in other long-term assets	$(449)	$(412)
Current portion of pension plan liability in wages and benefits payable	2,621	2,656
Long-term portion of pension plan liability	62,449	61,450
Net pension plan benefit liability	$64,621	$63,694

Amounts in accumulated other comprehensive income (loss) (pre-tax) that have not yet been recognized as components of net periodic benefit costs consist of:

	At December 31,
	2011	2010
	(in thousands)
Net actuarial gain	$(3,750)	$(3,108)
Net prior service cost	1,131	1,206
Amount included in accumulated other comprehensive income (loss)	$(2,619)	$(1,902)

Amounts recognized in other comprehensive income (loss) (pre-tax) are as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Net actuarial (gain) loss	$(597)	$1,710	$4,049
Settlement gain (loss)	(25)	80	—
Plan asset (gain) loss	(105)	85	—
Amortization of net actuarial gain (loss)	85	(26)	509
Amortization of prior service cost	(74)	(3)	(25)
Other	(1)	1,228	—
Other comprehensive (income) loss	$(717)	$3,074	$4,533

The estimated net actuarial loss and prior service cost that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost during 2012 is $85,000.
Net periodic pension benefit costs for our plans include the following components:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Service cost	$2,512	$1,980	$1,753
Interest cost	3,754	3,490	3,450
Expected return on plan assets	(322)	(295)	(282)
Settlements and curtailments	25	(80)	—
Amortization of actuarial net (gain) loss	(85)	26	(509)
Amortization of unrecognized prior service costs	74	3	25
Net periodic benefit cost	$5,958	$5,124	$4,437

The significant actuarial weighted average assumptions used in determining the benefit obligations and net periodic benefit cost for our benefit plans are as follows:

	At and For The Year Ended December 31,
	2011	2010	2009
Actuarial assumptions used to determine benefit obligations at end of period:
Discount rate	5.51%	5.35%	5.60%
Expected annual rate of compensation increase	3.38%	3.35%	3.24%
Actuarial assumptions used to determine net periodic benefit cost for the period:
Discount rate	5.35%	5.60%	6.12%
Expected rate of return on plan assets	4.00%	3.96%	4.06%
Expected annual rate of compensation increase	3.35%	3.24%	3.18%

We determine a discount rate for our plans based on the estimated duration of each plan’s liabilities. For our euro denominated defined benefit pension plans, which represent 92% of our benefit obligation, we use two discount rates, (separated between shorter and longer duration plans), using a hypothetical yield curve developed from euro-denominated AA-rated corporate bond issues, partially weighted for market value, with minimum amounts outstanding of €250 million for bonds with less than 10 years to maturity and €50 million for bonds with 10 or more years to maturity, and excluding 10% of the highest and lowest yielding bonds within each maturity group. The discount rates derived for our shorter duration euro denominated plans (less than 10 years) and longer duration plans (greater than 10 years) were 4.50% and 5.25%, respectively.
Our expected rate of return on plan assets is derived from a study of actual historic returns achieved and anticipated future long-term performance of plan assets. While the study primarily gives consideration to recent insurers’ performance and historical returns, the assumption represents a long-term prospective return.
The total accumulated benefit obligation for our defined benefit pension plans was $65.8 million and $65.9 million at December 31, 2011 and 2010, respectively.

We have two plans in which the fair value of plan assets exceeds the respective plan's accumulated benefit obligation. The total obligation and fair value of plan assets, in which the accumulated benefit obligations exceeds the fair value of plan assets, are as follows:

Information for pension plans with an accumulated benefit obligation in excess of plan assets.	At December 31,
	2011	2010
	(in thousands)
Projected benefit obligation	$66,525	$69,966
Accumulated benefit obligation	60,452	64,671
Fair value of plan assets	1,765	5,860

Our asset investment strategy focuses on maintaining a portfolio using primarily insurance funds, which are accounted for as investments and measured at fair value, in order to achieve our long-term investment objectives on a risk adjusted basis. Our general funding policy for these qualified pension plans is to contribute amounts sufficient to satisfy regulatory funding standards of the respective countries for each plan.
The fair values of our plan investments by asset category as of December 31, 2011 are as follows:

	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Cash	$860	$860	$—
Insurance funds	7,120	—	7,120
Total fair value of plan assets	$7,980	$860	$7,120

As the plan assets are not significant to our total company assets, no further breakdown is provided.
Annual benefit payments, including amounts to be paid from our assets for unfunded plans, and reflecting expected future service, as appropriate, are expected to be paid as follows:

Year Ending December 31,	Estimated Annual Benefit Payments

(in thousands)
2012	$2,913
2013	3,278
2014	4,007
2015	4,101
2016	4,705
2017 - 2021	24,470